Dividend Payment	12 Months Ended
Nov. 27, 2011
Dividend Payment/Comprehensive Income (Loss) [Abstract]
DIVIDEND PAYMENT

NOTE 14:    DIVIDEND PAYMENT

The Company paid cash dividends of $20 million in the first quarter of 2011 and in the second quarters of 2010 and 2009. The Company does not have an established annual dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Company’s Board of Directors depending upon, among other factors, the income tax impact to the dividend recipients, the Company’s financial condition and compliance with the terms of the Company’s debt agreements. In 2010 and 2009, the payments resulted in a decrease to “Additional paid-in capital” as the Company was in an accumulated deficit position when the dividend was paid.